UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2005

THE STRIDE RITE CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	1-4404	04-1399290
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

191 Spring Street

Lexington, Massachusetts 02420

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (617) 824-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 1, 2005, The Stride Rite Corporation (the “Company”) entered into a definitive merger agreement (the “Merger Agreement”) with the OC, Inc., a wholly owned subsidiary of the Company, and Saucony, Inc. (“Saucony”), pursuant to which OC, Inc. will merge with and into Saucony (the “Merger”). Following the Merger, Saucony will be a wholly owned subsidiary of the Company.

Stride Rite has prepared a slide presentation relating to the Merger and Saucony (the “Presentation”) which will be used in a conference call and webcast reviewing the Merger on June 2, 2005 at 10:30 am EDT, a copy of which is included as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference in its entirety.

The information in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of the information in this Item 7.01 is not intended to constitute a determination by the Company that the information contained herein (including Exhibit 99.1) is material or that the dissemination of such information is required by Regulation FD.

The Presentation (furnished herewith as Exhibit 99.1) contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements, estimates, projections, expectations or predictions about future events and often include words such as “estimate,” “projects,” “will,” “targets,” “expects,” and other words or expressions indicating statements about the future. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are in some cases beyond the control of the Company, and which may cause the actual results, performance or achievements of the Company to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Slide Presentation dated June 2, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STRIDE RITE CORPORATION

Date: June 2, 2005	By:	/s/ Frank A. Caruso
Frank A. Caruso
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides Presentation dated June 2, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).